                                POWER OF ATTORNEY

We, the undersigned officers and directors of Lincoln Life & Annuity Company of New York (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln New York Separate Account N for Variable Annuities (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Ronald L. Stopher, Steven
M. Kluever, and Samuel S. Parkison our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all amendments to Registration No. 811-09763 filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signatures as they may be signed by any or our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed on October 22, 2001.

     /s/ Lorry J. Stensrud                   President and Director
-----------------------------------
Lorry J. Stensrud

     /s/ Janet Chrzan                        2nd Vice President and Chief
-----------------------------------          Financial Officer
Janet Chrzan

     /s/ John H. Gotta                       2nd Vice President and Director
-----------------------------------
John H. Gotta

     /s/ Gary W. Parker                      2nd Vice President and Director
-----------------------------------
Gary W. Parker

     /s/ J. Patrick Barrett                  Director
-----------------------------------
J. Patrick Barrett

     /s/ Robert D. Bond                      Director
-----------------------------------
Robert D. Bond

     /s/ Jon A. Boscia                       Director
-----------------------------------
Jon A. Boscia

     /s/ M. Leanne Lachman                   Director
-----------------------------------
M. Leanne Lachman

     /s/ Louis  Marcoccia                    Director
-----------------------------------
Louis G. Marcoccia

     /s/ Ron J. Ponder                       Director
-----------------------------------
Ron J. Ponder

                                             Director
-----------------------------------
Lawrence T. Rowland

     /s/ John M. Pietruski                   Director
-----------------------------------
John M. Pietruski

     /s/ Barbara S. Kowalczyk                Director
-----------------------------------
Barbara S. Kowalczyk

     /s/ Richard C. Vaughan                  Director
-----------------------------------
Richard C. Vaughan

STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )


     On this 22nd day of October, 2001, before me, a Notary Public, in and for said county and state, personally appeared Lorry J. Stensrud, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.


                                            /s/ Sharlene K. Geer
                                        ----------------------------
                                        Notary Public

My Commission Expires:   2/29/08
                       -----------



--------------------------------------------------------------------------------



STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this ________________ day of ____________________, 2001, before me a
Notary Public, in and for said county and state, personally appeared Lawrence T. Rowland, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.


                                        ----------------------------
                                        Notary Public

My Commission Expires:_____________________

STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this 22nd day of October, 2001, before me a Notary Public, in and for said county and state, personally appeared Robert D. Bond, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                            /s/ Brenda S. Henline
                                        -----------------------------
                                        Notary Public

My Commission Expires:  2/16/07
                      -----------



--------------------------------------------------------------------------------



STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this 22nd day of October, 2001, before me a Notary Public, in and for said county and state, personally appeared Janet Chrzan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                              /s/ Janet A. Bell
                                        -----------------------------
                                        Notary Public

My Commission Expires:  3/13/08
                      -----------